June 22, 2016

WBI TACTICAL BA FUND
No Load	WBADX
Institutional	WBBAX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 29, 2016

On June 14, 2016, the Board of Trustees of Advisors Series Trust approved a modification in the disclosure of the WBI Tactical BA Fund’s (the “Fund”) principal investment strategies to add investments in real estate investment trusts (“REITs”) as part of the Fund’s equity investments. The changes are expected to provide WBI Investments, Inc., the Fund’s investment adviser, with more flexibility in making equity investments.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

•	“The “Principal Investment Strategies” section beginning on page 2 of the Summary Prospectus and page 2 of the Prospectus is modified to include the following:

“The types of equity securities in which the Tactical BA Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, ~~and~~ master limited partnerships (businesses organized as partnerships which trade on public exchanges) and real estate investment trust (“REITs”).”

•	The “Principal Investment Risks” section beginning on page 2 of the Summary Prospectus and page 3 of the Prospectus is modified to include the following:

•
Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Tactical BA Fund will bear a proportionate share of those expenses.

•	The information with respect to the Tactical BA Fund in the “Principal Investment Strategies and Related Risks” section on page 27 of the Prospectus is modified to include following:

“The types of equity securities in which the Tactical BA Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, ~~and~~ master limited partnerships (businesses organized as partnerships which trade on public exchanges) and REITs.”

•	The “Risks Applicable to All Funds” sub-section beginning on page 31 of the Prospectus is modified to add the following:

REIT Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  REITs are subject to complex tax qualification and compliance rules.  In addition, REITs have their own expenses, and the Funds will bear a proportionate share of those expenses.

June 22, 2016

•	The following sub-section is added to the SAI in the “Investment Policies” section following the “Equity Securities” sub-section:

Real Estate Investment Trusts (“REITs”)
The Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).  The Funds will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Funds.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is June 22, 2016.